UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On February 29, 2024 (the “Amendment Date”), Eagle Pharmaceuticals, Inc. (the “Company”), entered into a Second Amendment to Third Amended and Restated Credit Agreement (the “Second Amendment Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), and the lenders party thereto (the “Lenders”), which amends the terms of (i) the Company’s Third Amended and Restated Credit Agreement, dated as of November 1, 2022 (the “Original Credit Agreement”) and (ii) the Limited Waiver and First Amendment to Third Amended and Restated Credit Agreement, dated as of January 12, 2024 (the “First Amendment Agreement”). The Original Credit Agreement as amended by the First Amendment Agreement is referred to herein as the “Credit Agreement,” and the Credit Agreement as amended by the Second Amendment Agreement is referred to herein as the “Amended Credit Agreement.”

As previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 16, 2024, incorporated by reference herein, the Company, the Agent and the Lenders entered into the First Amendment Agreement, which provided a waiver of defaults and events of default that occurred and were continuing under Original Credit Agreement at such time.

Pursuant to the Credit Agreement and the First Amendment, (i) the Company is required to deliver to the Agent and the Lenders, by not later than March 30, 2024, annual audited financial statements for the fiscal year ended December 31, 2024, reported on by the Company’s independent public accountant (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated subsidiaries in accordance with GAAP (the “Annual Financial Statement Requirement”), (ii) the Company is required to deliver to the Agent and the Lenders, by not later than February 29, 2024, (a) restated quarterly financial statements for the fiscal quarter ended June 30, 2023 and (b) quarterly financial statements for the fiscal quarter ended September 30, 2023, in each case with respect to this clause (ii), certified by one of its officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated subsidiaries in accordance with GAAP for the respective quarter (this clause (ii), the “Quarterly Financial Statement Requirement” and together with the Annual Financial Statement Requirement, the “Financial Statement Requirement”) and (iii) until the Quarterly Financial Statement Requirement has been satisfied, (a) availability under the Credit Agreement is reduced from $100 million to $50 million, (b) the Company is not permitted to utilize any negative covenant flexibility that is based on a pro forma compliance with any of the Fixed Charge Coverage Ratio, Senior Secured Net Leverage Ratio and/or the Total Net Leverage Ratio test (each as defined in the Credit Agreement), which restricts the Company’s flexibility to, among other things, incur certain additional indebtedness, complete certain corporate transactions, including certain acquisitions and dispositions, or make certain additional restricted payments and (c) compliance with the minimum liquidity covenant is waived (the restrictions described in this clause (iii), the “Temporary Restrictions”).

Pursuant to the terms of the Second Amendment Agreement, (i) the delivery deadline with respect to each Financial Statement Requirement has been extended to May 13, 2024 and (ii) the Temporary Restrictions have been revised to continue until the Company has satisfied the Annual Financial Statement Requirement in addition to the Quarterly Financial Statement Requirement.

Pursuant to the terms of the Amended Credit Agreement, failure to timely satisfy the Financial Statement Requirement will result in an event of default. During the continuance of an event of default, the Agent may, with the consent of the required lenders, and shall, at the request of the required lenders, by notice to the Company, terminate undrawn commitments, declare the loans then outstanding to be due and payable in full and/or exercise other remedies available to it, among other things. In addition, the Company’s obligations under the Amended Credit Agreement are secured by a pledge of substantially all of the Company’s assets. If the Company is unable to pay its obligations, the Agent on behalf of the lenders could proceed to protect and enforce their rights under the Amended Credit Agreement, including by foreclosure on the assets securing the Company’s obligations under the Amended Credit Agreement. The foregoing would materially and adversely affect the Company’s business and financial condition. There can be no assurance that the Company will be able to satisfy the Financial Statement Requirement on the required timing or at all, or comply with the terms of the Second Amendment Agreement and the Amended Credit Agreement.

The foregoing descriptions of the Second Amendment Agreement, the First Amendment Agreement and the Original Credit Agreement are not intended to be complete and are qualified in their entirety by reference to the full text of the Second Amendment Agreement, the First Amendment Agreement and the Original Credit Agreement, which are filed as Exhibit 10.1 to this Current Report on Form 8-K, Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 16, 2024, and Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 3, 2022, respectively.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “may,” “intend,” “remain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “seek,” “continue,” “estimate,” “and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements with respect to: the Company’s expectations with respect to the Amended Credit Agreement and the Second Amendment Agreement and its ability to satisfy the Financial Statement Requirement on the required timing or at all, and otherwise comply with the Amended Credit Agreement and the Second Amendment Agreement, the potential actions that the Agent on behalf of the lenders could take to protect and enforce their rights under the Amended Credit Agreement, and the expected filing of an amendment to the Company’s Form 10-Q for the quarter ended June 30, 2023, a Form 10-Q for the quarter ended September 30, 2023 and a Form 10-K for the year ended December 31, 2023. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the completion of the review and preparation of the Company’s financial statements and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; further delays in the Company’s financial reporting, including as a result of unanticipated factors; the Company’s ability to comply with its obligations under its credit agreement; the possibility that the Company will be unable to regain compliance with, or thereafter continue to comply with, the Nasdaq Listing Rules, or experience violations of additional Nasdaq Listing Rules; the possibility that the Nasdaq may delist the Company’s securities; the Company’s ability to remediate material weaknesses in its internal control over financial reporting; the Company’s ability to recruit and hire a new Chief Executive Officer; the ability of the Company to realize the anticipated benefits of its plan designed to improve operational efficiencies and realign its sales and marketing expenditures and the potential impacts thereof; the impacts of the post- COVID-19 environment and geopolitical factors such as the conflicts between Russia and Ukraine and Gaza and Israel; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates and successful compliance with Federal Drug Administration, European Medicines Agency and other governmental regulations applicable to product approvals; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether the Company can successfully market and commercialize its products; the success of the Company's relationships with its partners; the outcome of litigation; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and competition from generic entrants into the market; unexpected safety or efficacy data observed during clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the risks inherent in drug development and in conducting clinical trials; risks inherent in estimates or judgments relating to the Company’s critical accounting policies, or any of the Company’s estimates or projections, which may prove to be inaccurate; unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and guidance and may cause the Company’s actual results and outcomes to materially differ from its estimates, projections and guidance; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and for the quarter ended June 30, 2023, filed with the SEC on August 8, 2023, and its other subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this current report on Form 8-K speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Third Amended and Restated Credit Agreement, among Eagle Pharmaceuticals, Inc., as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2024	EAGLE PHARMACEUTICALS, INC.

	By:	/s/ Brian Cahill
Brian Cahill
Chief Financial Officer